Exhibit 10.67

THIRD AMENDMENT TO
AGREEMENT OF SALE AND PURCHASE

        THIS THIRD AMENDMENT TO AGREEMENT OF SALE AND PURCHASE (this “Third Amendment”) is entered into as of the 20th day of October, 2004, by and between MACK-CALI TEXAS PROPERTY L.P., a Texas limited partnership (“Seller”), and CENTENNIAL ACQUISITION COMPANY, a Texas corporation, and WARAMAUG ACQUISITION CORP., a Texas corporation (collectively, “Purchaser”).

        A.     Seller and Purchaser entered into that certain Agreement of Sale and Purchase dated as of August 10, 2004, as amended by that certain Amendment to Agreement of Sale and Purchase between Seller and Purchaser dated as of October 12, 2004, and as amended by that certain Second Amendment to Agreement of Sale and Purchase between Seller and Purchaser dated as of October 18, 2004 (as amended to date, the “Purchase Agreement”). All capitalized terms used but not defined herein shall have the meaning given such terms in the Purchase Agreement.

        B.     Seller and Purchaser now desire to amend the Purchase Agreement as set forth below.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller and Purchaser agree as follows:

        1.    Evaluation Period.   The expiration of the Evaluation Period is hereby extended to 5:00 p.m. Eastern Time on October 21, 2004.

        2.    Reaffirmation.   Except as modified by this Third Amendment, the Purchase Agreement is hereby ratified and confirmed and in full force and effect. In the event of a conflict between the terms of this Third Amendment and the Purchase Agreement, the terms of this Third Amendment shall control.

        3.    Counterparts.   This Third Amendment may be executed in any number of counterparts, all of which taken together will constitute one and the same Third Amendment, and the signature page of any counterpart may be removed therefrom and attached to any other counterpart. This Third Amendment shall be legally binding upon receipt by each party of the facsimile or the original signature of Seller and of Purchaser.

      [SIGNATURES FOLLOW ON NEXT SUCCEEDING PAGE]

        IN WITNESS WHEREOF the parties have executed this Third Amendment as of the day and year first above written.

PURCHASER: CENTENNIAL ACQUISITION COMPANY By: /s/ Steven H. Levin —————————————— Name: Steven H. Levin Title: President

WARAMAUG ACQUISITION CORP. By: /s/ Cindy Nelson —————————————— Name: Cindy Nelson Title: Vice President

SELLER: MACK-CALI TEXAS PROPERTY L.P. By: Mack-Cali Sub XVII, Inc., its general partner By: /s/ Roger W. Thomas ——————————— Name: Roger W. Thomas Title: Executive Vice President and General Counsel